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EXHIBIT 99.1

August 14, 2002

Via EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.

Re:	Expeditors International of Washington, Inc.—Quarterly Report on Form 10-Q For the Quarterly Period ending June 30, 2002

Ladies and Gentlemen:

Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

Very truly yours,
Expeditors International of Washington, Inc.
/s/ JEFFREY J. KING Jeffrey J. King Senior Vice President-General Counsel and Secretary

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EXHIBIT 99.1